UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016  (February 25, 2016)

Union  Pacific  Corporation

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 25, 2016, Union Pacific Corporation (the “Company”) entered into an Underwriting Agreement for the sale of $500,000,000 in aggregate principal amount of its 2.750% Notes due 2026 (the “2026 Notes”), $600,000,000 in aggregate principal amount of its 4.050% Notes due 2046 (the “2046 Notes”) and $200,000,000 in aggregate principal amount of its previously issued 4.375% Notes due 2065 (the “2065 Notes” and, together with the 2026 Notes and the 2046 Notes, the “Notes”).  The Company registered the offering of the Notes under the Securities Act of 1933, as amended, pursuant to its shelf registration on Form S-3 (File No. 333-201958).  The Notes are issuable pursuant to an Indenture, dated as of April 1, 1999 (herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York Mellon (formerly known as The Bank of New York), as successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank), as Trustee.

Attached as Exhibit 1.1 is the Underwriting Agreement (including the Terms Agreement), dated February 25, 2016, between the Company and Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, pursuant to which the Company has agreed to sell, and the underwriters have agreed to purchase, subject to the terms and conditions contained therein, the Notes.  Also attached as Exhibit 5.1 is an opinion of James J. Theisen, Jr., Associate General Counsel and Interim Chief of Legal Staff to the Company, regarding certain aspects of the legality of the Notes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

1.1.

Underwriting Agreement (including Terms Agreement), dated February 25, 2016, between the Company and Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as Representatives of the several underwriters named therein.

4.1.Form of 2.750% Note due 2026.

4.2.Form of 4.050% Note due 2046.

4.3.Form of 4.375% Note due 2065.

5.1.Opinion of James J. Theisen, Jr., Associate General Counsel and Interim Chief of Legal Staff to the Company regarding certain aspects of the legality of the Notes.

23.1.Consent of James J. Theisen, Jr. (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2016

UNION PACIFIC CORPORATION

By:	/s/ James J. Theisen, Jr.
James J. Theisen, Jr.
Associate General Counsel and Interim Chief of Legal Staff

Exhibit Index

1.1.

Underwriting Agreement (including Terms Agreement), dated February 25, 2016, between the Company and Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as Representatives of the several underwriters named therein.

4.1.Form of 2.750% Note due 2026.

4.2.Form of 4.050% Note due 2046.

4.3.Form of 4.375% Note due 2065.

5.1.Opinion of James J. Theisen, Jr., Associate General Counsel and Interim Chief of Legal Staff to the Company regarding certain aspects of the legality of the Notes.

23.1.Consent of James J. Theisen, Jr. (included as part of Exhibit 5.1).